Delaware Pooled Trust

The Large Cap Growth Equity Portfolio
The Large Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio
The Intermediate Fixed Income Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Global Fixed Income Portfolio
The Smid-Cap Growth Equity Portfolio

(each a "Portfolio")

Supplement to the Prospectus dated November 1, 2005

The following is added to the section entitled "Management of the Fund-Investment Advisors":

Certain management considerations -- Manager of managers structure

At a shareholder meeting held on March 23, 2005 (or as adjourned), the Portfolios' shareholders approved a "manager of managers" structure that would permit Delaware Management Company, the Portfolios' investment adviser, to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Portfolios, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). While Delaware Management Company does not currently expect to use the Manager of Managers Structure with respect to the Portfolios, including those Portfolios that currently have a sub-adviser, Delaware Management Company may, in the future, recommend to the Portfolios' Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisers to manage all or a portion of a Portfolio if it believes that doing so would be likely to enhance the Portfolio's performance by introducing a different investment style or focus.

The ability to implement the Manager of Managers Structure with respect to the Portfolios is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Portfolios may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Portfolios' application for an exemptive order or adopt such a rule.

The Manager of Managers Structure would enable the Portfolios to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by a Portfolio to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Portfolio, including Delaware Management Company's responsibility for all advisory services furnished by a sub-adviser.

This Supplement is dated January 4, 2006.